UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2023 (October 10, 2023)

THE PROCTER & GAMBLE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-00434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio 45202
 (Address of principal executive offices, including zip code)

513-983-1100
   (Registrant’s telephone number, including area code)

   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without Par Value	PG	NYSE
1.125% Notes due 2023	PG23A	NYSE
0.500% Notes due 2024	PG24A	NYSE
0.625% Notes due 2024	PG24B	NYSE
1.375% Notes due 2025	PG25	NYSE
0.110% Notes due 2026	PG26D	NYSE
3.25% Notes due 2026	PG26E	NYSE
4.875% EUR notes due May 2027	PG27A	NYSE
1.200% Notes due 2028	PG28	NYSE
1.250% Notes due 2029	PG29B	NYSE
1.800% Notes due 2029	PG29A	NYSE
6.250% GBP notes due January 2030	PG30	NYSE
0.350% Notes due 2030	PG30C	NYSE
0.230% Notes due 2031	PG31A	NYSE
3.25% Notes due 2031	PG31B	NYSE
5.250% GBP notes due January 2033	PG33	NYSE
1.875% Notes due 2038	PG38	NYSE
0.900% Notes due 2041	PG41	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended tramsition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On October 10, 2023, The Procter & Gamble Company (“the Company”), held its 2023 Annual Meeting of Shareholders. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Proposal 1 – Election of Directors.
Each of the following nominees was elected to serve a one-year term on the Company’s Board of Directors (“the Board”).

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Allen, B. Marc	1,654,346,944	19,382,073	9,012,730	360,945,057
Biggs, Brett	1,630,197,387	43,226,915	9,317,445	360,945,057
Bonini, Sheila	1,654,219,082	20,272,659	8,250,006	360,945,057
Braly, Angela F.	1,503,628,260	169,818,511	9,294,976	360,945,057
Chang, Amy L.	1,636,001,530	38,700,817	8,039,400	360,945,057
Jimenez, Joseph	1,535,279,219	137,883,617	9,578,911	360,945,057
Kempczinski, Christopher	1,644,376,997	29,676,477	8,688,273	360,945,057
Lee, Debra L.	1,620,521,819	53,904,942	8,314,986	360,945,057
Lundgren, Terry J.	1,612,534,758	61,476,385	8,730,604	360,945,057
McCarthy, Christine M.	1,638,553,190	35,804,930	8,383,627	360,945,057
Moeller, Jon R.	1,511,672,940	157,177,084	13,891,723	360,945,057
Portman, Robert J.	1,652,653,930	22,206,988	7,880,829	360,945,057
Subramaniam, Rajesh	1,647,758,741	26,413,185	8,569,821	360,945,057
Woertz, Patricia A.	1,467,614,953	206,448,878	8,677,916	360,945,057

Proposal 2- Ratify Appointment of the Independent Registered Public Accounting Firm.
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,928,688,100	105,496,681	9,502,023	0

Proposal 3 - Advisory Vote to Approve the Company’s Executive Compensation (the “Say on Pay” vote).
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,519,533,030	150,575,576	12,633,141	360,945,057

Proposal 4 - Advisory Vote to Approve the Frequency of the Executive Compensation Vote (the “Say on Frequency” vote).
The frequency “1 Year” received the highest number of votes. The Board considered the results of the advisory vote and decided that, consistent with the Board’s recommendation in the proxy statement for the 2023 Annual Meeting, the Company will continue to solicit an advisory vote on executive compensation annually until the next required advisory vote on the frequency of future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,639,065,316	8,532,914	26,152,175	8,991,342	360,945,057

Proposal 5 -  Shareholder Proposal - Civil Rights Audit of Reverse Discrimination
The proposal was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,377,739	1,584,826,828	30,537,180	360,945,057

Proposal 6 -  Shareholder Proposal – Annual Report on Operations in  China
The proposal was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,423,856	1,576,215,752	36,102,130	360,945,057

Proposal 7 -  Shareholder Proposal – Request to Require Shareholder Approval for Certain Future Amendments to Company Regulations
The proposal was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
712,274,429	949,273,321	21,193,997	360,945,057

The Company is filing this Form 8-K pursuant to Item 5.07, "Submission of Matters to a Vote of Security Holders."

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ Sandra T. Lane
                Sandra T. Lane
              Assistant Secretary
              October 13, 2023